SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)     January 2, 1996
                                                ----------------------------



                              U.S. INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                 1-13736                      223369326
(State or other jurisdiction    (Commission                 (I.R.S. Employer
    of incorporation)             File No.)                 Identification No.)



                              101 Wood Avenue South
                            Iselin, New Jersey 08830
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (908) 767-0700






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                              Exhibit Index on Page 5

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Effective January 2, 1996 (the "Effective Date of
         Dismissal"), U.S. Industries, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y"), the prior certifying accountants of certain of its subsidiaries, the Jacuzzi Companies
         ("Jacuzzi").

         E&Y has not issued a report on Jacuzzi during the two most recent years prior to the Effective Date of Dismissal. Audit procedures were performed by E&Y at Jacuzzi for purposes of expressing an opinion on the combined /consolidated financial statements of U.S. Industries, Inc. Based on E&Y's audit procedures performed with respect to Jacuzzi, if E&Y had issued a separate report on Jacuzzi's financial statements during the two most recent years prior to the Effective Date of Dismissal it would not have contained an adverse opinion, or disclaimer of opinion, nor would they have qualified or modified their opinion as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was ratified by the Audit Committee of the Company's Board of Directors.

         During the two most recent fiscal years prior to the Effective Date of Dismissal and all subsequent interim periods preceding the date hereof, there were no disagreements between the Company or Jacuzzi and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of disagreement in its reports had such reports been issued.

         E&Y has furnished the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that E&Y agrees with the statements made by the Company in paragraphs 1, 2, 4 and 5 of this
         Item 4(a). A copy of the letter from E&Y to the Commission is filed as
         Exhibit 16 hereto.

(b) Effective January 2, 1996 (the "Effective Date of Engagement"), Jacuzzi engaged Price Waterhouse LLP ("PW") as its certifying accountants. The Company's principal certifying accountants, E&Y, will rely on the report of PW in its audits of the Company's financial statements.




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         During the two most recent fiscal years prior to the Effective Date of
         Engagement and all subsequent interim periods preceding the date hereof, neither Jacuzzi nor the Company has consulted PW regarding any matters or events as set forth in Item 304(a)(2) of Regulation S-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(c) Exhibits. A letter from E&Y to the Commission dated March 18, 1997 has been filed as Exhibit 16 to this Current Report.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U.S. INDUSTRIES, INC.


Dated:  March 19, 1997                      By:   /s/ Frank R. Reilly
                                                  _____________________________
                                            Name:  Frank R. Reilly
                                            Title: Senior Vice President
                                                   and Chief Financial
                                                   Officer (Principal
                                                   Financial Officer)



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                                    EXHIBITS



Exhibit No.                                 Exhibit


16                            Letter of Ernst & Young LLP dated March 18, 1997



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